SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549




                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934




    Date of Report (Date of earliest event reported): September 30, 1999


Commission            Registrant,                I.R.S. Employer
File Number         State of Incorporation       Identification Number
Address and Telephone
Number

1-13895               Conectiv                        51-0377417
                      (a Delaware Corporation)
                      800 King Street
                      P.O. Box 231
                      Wilmington, Delaware 19899
                      Telephone (302) 429-3114

1-1405                Delmarva Power & Light Company  51-0084283
                      (a Delaware and Virginia Corporation)
                      800 King Street
                      P.O. Box 231
                      Wilmington, Delaware 19899
                      Telephone (302) 429-3114

1-3559                Atlantic City Electric Company   21-0398280
                      (a New Jersey Corporation)
                      800 King Street
                      P.O. Box 231
                      Wilmington, Delaware 19899
                      Telephone (302) 429-3114

Item 5. OTHER EVENTS

As previously reported, Conectiv (the Company) and its subsidiaries Delmarva Power & Light Company (DPL) and Atlantic City Electric Company (ACE) have been considering the possible sale of DPL and ACE interests in nuclear and non-strategic baseload fossil electric generating plants. On September 30, 1999, the Company announced that DPL and ACE had reached agreements to sell their ownership interests in three nuclear plants to PSEG Power LLC and PECO Energy Company (PECO). The ownership interests will be sold for approximately $20 million, plus reimbursement of actual fuel inventory at closing.

All of the Company's nuclear interests will be sold as a result of the agreements:

* A 15-percent interest (328 megawatts) in the Peach Bottom Atomic Power Station Units 2 and 3 will be sold in equal shares to PSEG
Power LLC, a subsidiary of Public Service Enterprise Group
Incorporated (PSEG) and PECO. Each of PSEG and PECO presently owns about 43%. PECO is the operator of that facility.

* A 14.8-percent interest (328 megawatts) in the Salem Nuclear
Generation Station Units 1 and 2 will be sold to PSEG Power LLC.
PSEG presently owns about 43% interest in and is operator of that facility.

* A five-percent interest (52 megawatts) in the Hope Creek Nuclear Generating Station also will be sold to PSEG Power LLC. PSEG presently owns the other 95 percent of Hope Creek and operates the facility.


According to the agreements, PSEG Power LLC and PECO will assume full responsibility for the ultimate decommissioning of Peach Bottom, Salem and Hope Creek. The sales are expected to close by mid-2000 and are subject to the receipt of various federal and state regulatory approvals.

On September 30, 1999, the Company issued a press release related to the sale of the nuclear power plants, a copy of which has been filed as an exhibit to this report and is incorporated by reference herein.

Item 7(c) Exhibit

99.1   Press Release issued by Conectiv dated September 30, 1999.

                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                           CONECTIV
                                   Delmarva Power & Light Company

                           							Atlantic City Electric Company



Date: October 7, 1999                   /s/Philip S. Reese
                                           Treasurer

EXHIBIT INDEX

EXHIBIT                      DESCRIPTION                           PAGE
NUMBER

99.1                 Press Release issued by Conectiv
                     dated September 30, 1999.

                                                              Exhibit 99.1

FOR IMMEDIATE RELEASE
September 30, 1999


For information, contact:

Conectiv: Mary Rucci, (302) 429-3334
PSEG Power: Kathy Ellis (973) 430-6618
PECO: Bill Jones (215) 841-4129

CONECTIV TO SELL INTERESTS IN NUCLEAR PLANTS
TO PSEG POWER AND PECO ENERGY

Wilmington, De. - Conectiv (NYSE:CIV), an energy and vital services provider serving the Mid-Atlantic region, today announced it has reached agreements to sell ownership interests in three nuclear plants to PSEG Power LLC (PSEG Power) and PECO Energy Company (PECO). The ownership interests will be sold for approximately $20 million, plus reimbursement of actual fuel inventory at closing, subject to receipt of various federal and state regulatory approvals.

All of Conectiv's nuclear interests will be sold as a result of the agreements:

* A 15-percent interest (328 megawatts) in the Peach Bottom Atomic Power Station Units 2 and 3 will be sold in equal shares to co-owners PSEG and PECO, each of which presently owns about 43%.
PECO is the operator of that facility.

* A 14.8-percent interest (328 megawatts) in the Salem Nuclear Generation Station Units 1 and 2 will be sold to PSEG Power, a subsidiary of Public Service Enterprise Group Incorporated
(PSEG), which presently owns about 43% interest in and is operator of that facility.

* A five-percent interest (52 megawatts) in the Hope Creek Nuclear Generating Station also will be sold to PSEG Power. PSEG presently owns the other 95 percent of Hope Creek and operates the facility.

According to the agreements, PSEG Power and PECO will assume full responsibility for the ultimate decommissioning of Peach Bottom, Salem and Hope Creek. The sales are expected to close by mid-2000.

"This sale moves Conectiv closer to its goal of focusing on a mid-merit generation strategy," said Tom Shaw, Executive Vice President of Energy Supply, who noted that the electricity produced from the three stations will continue to be available for customers in the region that the companies serve. Shaw continued, "A long-term benefit of these sales to Conectiv is reducing the financial risk associated with a minority ownership in nuclear plants. As the industry restructures, larger utilities strategically focused on nuclear generation will be better positioned to assume these risks."

Shaw noted that in keeping with its mid-merit generation strategy, Conectiv plans to announce the buyers of its baseload fossil fuel plants later this year. Conectiv is developing a generation portfolio of mid-merit plants that are able to follow the market peaks, he noted, and recently announced its plans to build a new 500-megawatt combustion turbine/combined cycle plant at its Hay Road/Edge Moor complex in New Castle County, Delaware.

"This is one in a series of growth steps on the road to further positioning PSEG Power as a player in the regional energy market," said Frank Cassidy, president PSEG Power "The opportunities are out there and, as we did in this case, we intend to evaluate and acquire additional generation that enhances our portfolio and adds value to our bottom line."

Jerry Rainey, president of PECO Nuclear, said the purchase of 7.5 percent ownership of Peach Bottom, bringing PECO Energy's ownership share to 50 percent, fits well with the company's strategic business objective to increase its nuclear generation portfolio. "Peach Bottom is an excellent, high capacity plant," Rainey said. "We welcome ownership of the additional energy from the facility."

Conectiv (NYSE:CIV) was formed in March 1998 through a merger involving Atlantic Energy and Delmarva Power & Light Company. The company, headquartered in Wilmington, DE, provides regulated electric and gas utility services and is also engaged in telecommunications and other non-regulated activities. Conectiv serves more than one million customers in New Jersey, Delaware, Maryland, Virginia, and Pennsylvania.

PSEG Power LLC (PSEG Power) is a wholesale electric generation and trading company operating in the northeastern United States. PSEG Power is an unregulated subsidiary of PSEG (NYSE:PEG), a diversified energy company. At the completion of this transaction, PSEG Power will own 10,816 megawatts of capacity in the northeast. Other subsidiaries of PSEG include: PSE&G, a regulated gas and electric delivery utility; PSEG Energy Technologies, an unregulated marketer of energy and energy services; PSEG Resources, which makes passive, energy related investments; and PSEG Global, which owns, develops and operates power plants and electric distribution systems throughout the world.

PECO Energy (NYSE: PE) is an electric and gas utility serving 1.5 million electric customers in the five-county Philadelphia area and 400,000 natural gas customers in four suburban counties. It is one of the nation's largest nuclear utilities, producing more than 33 billion kilowatt-hours of electricity in 1998 at its Limerick and Peach Bottom generating stations. PECO Energy has set new nuclear performance standards in safety, availability and capacity factors, efficient refueling outages, and low operating and maintenance costs.

PECO Energy also owns and operates coal, natural gas, oil, landfill gas and hydro power plants. PECO Energy's Team operates a 24-hour energy trading floor with transactions in 47 states and Canada.

Navigant Consulting, Inc. and Credit Suisse First Boston advised
Conectiv on the sale.

Navigant Consulting, Inc./Reed Consulting Group (NYSE: NCI) is a global management consulting firm that provides strategic, financial, management, and expert services to energy-based, network, and other regulated industries.

In 1997, Reed Consulting Group merged with the Metzler Group, Inc., a publicly-traded holding company for firms providing consulting services to energy-related businesses. In 1999, the Metzler Group and its subsidiaries, including Reed Consulting Group, became Navigant Consulting, Inc.

Credit Suisse First Boston, a leading global investment banking firm that provides comprehensive financial advisory, capital raising, and financial products for users and suppliers of capital around the world, is also advising Conectiv in the sales process. The firm is wholly-owned by the Zurich, Switzerland-based Credit Suisse Group.
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